RECEIVABLES FROM CUSTOMERS	6 Months Ended
Jun. 30, 2024
Receivables [Abstract]
RECEIVABLES FROM CUSTOMERS
3.
RECEIVABLES FROM CUSTOMERS

Receivables from customers include the margin loans extended to consolidated accounts customers by the Group. Securities owned by the customers, which are not recorded in the unaudited interim condensed consolidated balance sheets, are held as collateral for amounts due on the loan receivables. Receivables from customers are recorded net of allowance for doubtful accounts. Revenues earned from the margin loan transactions are included in interest income. The amounts receivable from customers that are determined by management to be uncollectible when the fair value of the collaterals fall under the carrying value of the receivables are recorded as bad debt expense in the unaudited interim condensed consolidated statements of comprehensive income.

For six months ended June 30, 2023 and 2024, US$156,331 and US$13,878,954 of allowance for doubtful accounts were recorded, respectively.

The table below presents the movement of allowance for doubtful accounts from customers for the six months ended June 30, 2023 and 2024.

	For the six months ended June 30,
	2023	2024
	US$	US$
Balance as of January 1,	696,508	991,286
Additional/(Reversal)	156,331	13,878,954
Write-off	—	—
Balance as of June 30,	852,839	14,870,240

As of June 30, 2024, the allowance balance of receivables from customers was US$14.9 million compared to US$0.9 million as of June 30, 2023, which was due to a bad debt provision concerning the recoverability of a specific Hong Kong stock pledge business faced with extreme market situation and significant price drop, leading to a provision for the loan balance.